UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 7, 2015
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road
Purchase, New York 10577
(Address of principal executive offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
As previously disclosed, effective beginning with the third quarter of 2015, PepsiCo, Inc. (PepsiCo) realigned certain of its reportable segments to be consistent with certain changes to its organizational structure and how the Chief Executive Officer monitors the performance of these segments. As a result, all of its beverage, food and snack businesses in Latin America are reported together as Latin America and its North American beverage business is reported separately as North America Beverages. Prior to this change, the PepsiCo Americas Beverages (PAB) segment included all of the North American and Latin American beverage businesses. In addition, the PepsiCo Europe (Europe) reportable segment now includes the businesses in the Sub-Saharan Africa markets that were formerly part of PepsiCo Asia, Middle East and Africa (AMEA) and was renamed Europe Sub-Saharan Africa (ESSA). AMEA was renamed Asia, Middle East and North Africa (AMENA). These changes did not impact the Frito-Lay North America or Quaker Foods North America reportable segments.
PepsiCo is filing this Current Report on Form 8-K to retrospectively revise historical segment information to correspond with this new organizational structure.
Attached in Exhibit 99.1 to this Current Report on Form 8-K are retrospectively revised segment discussions within Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” and footnotes 1, 3 and 4 to PepsiCo’s consolidated financial statements, in each case as included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2014 (the 2014 Form 10-K), as filed with the Securities and Exchange Commission (SEC) on February 12, 2015.
The changes in the reportable segment structure discussed above, as reflected in the information included in this Current Report on Form 8-K, affect only the manner in which the results for the prior Latin America Foods, PAB, Europe and AMEA segments were previously reported. This Current Report on Form 8-K does not revise nor restate PepsiCo’s previously reported consolidated financial statements for any period, and all other information in the 2014 Form 10-K remains unchanged, including footnote 2 and footnotes 5 through 15 to PepsiCo’s consolidated financial statements, and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2014 Form 10-K with the SEC. Beginning with the third quarter of 2015, PepsiCo’s financial statements reflected the realignment of its reportable segments with prior periods adjusted accordingly.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

23	Consent of Independent Registered Public Accounting Firm
99.1
Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” Consolidated Financial Statements (as Previously Reported) and Accompanying Revised Footnotes; and the Report of Independent Registered Public Accounting Firm

101
The following materials from PepsiCo, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2015 formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Consolidated Statement of Income, (ii) the Condensed Consolidated Statement of Comprehensive Income, (iii) the Condensed Consolidated Statement of Cash Flows, (iv) the Condensed Consolidated Balance Sheet, (v) the Condensed Consolidated Statement of Equity, and (vi) Notes to the Condensed Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: October 7, 2015	By:	/s/ Cynthia Nastanski
	Name:	Cynthia Nastanski
	Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
23	Consent of Independent Registered Public Accounting Firm
99.1
Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” Consolidated Financial Statements (as Previously Reported) and Accompanying Revised Footnotes; and the Report of Independent Registered Public Accounting Firm

101
The following materials from PepsiCo, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2015 formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Consolidated Statement of Income, (ii) the Condensed Consolidated Statement of Comprehensive Income, (iii) the Condensed Consolidated Statement of Cash Flows, (iv) the Condensed Consolidated Balance Sheet, (v) the Condensed Consolidated Statement of Equity, and (vi) Notes to the Condensed Consolidated Financial Statements.